SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.   20549


                       Form    8-K


           Pursuant to Section 13 or 15(d) of
           the Securities Exchange Act of 1934



_______________________________________________________________


Date of Report (date of earlist event reported): June 21, 1999

_______________________________________________________________





             ISO BLOCK PRODUCTS USA, INC.

(Exact Name of Registrant as specified in its Charter)




                     COLORADO
              (State of Incorporation)



      33-30476-D                      84-1026503
(Commission File Number)        (I.R.S. Employer ID No.)



8037 South Datura St., Littleton,  Colorado  80120
(Address of Principle Executive Offices, incl.  Zip Code)


Registrant's telephone number, incl. area code:   (303) 795-9729



_____________________________________________________________

(Former name or former address, if changed since last report)




Item 4.  Change in the Registrant's Certified Accountant.



(a) Effective June 21, 1999, ISO Block Products USA, Inc. ("Company") engaged the firm of Larry O'Donnell, CPA, PC of Aurora, Colorado, as its independent auditors, and dismissed the former accountants, R. Scott Hall, CPA on the same date.



(b) In connection with the audit of the Company's balance sheet as of March 31, 1998, and of the Company's statements of operations and cash flows for the fiscal year ended March 31, 1998 and 1997, and as of the date of this report, there have not been any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure requiring disclosure hereunder.



(c) The former accountants' report dated April 16, 1999, upon the Company's balance sheet as of March 31, 1998, and the Company's statements of operations and cash flows for the fiscal years ended March 31, 1998 and 1997, have not contained an adverse opinion or a disclaimer of opinion, nor been qualified as to uncertainty, audit scope or accounting principles.



(d) The Company files herewith copies of the former accountant's letter addressed to the Commission stating that it agrees with the Company's statements made above in response to this item.



(e) The Company's decision to engage the firm of Larry O'Donnell, CPA,PC and dismiss the former accountants was made by resolution of the board of directors. The Company has no audit committee.



Item 7.        Financial Statements and Exhibits.



          (c)  Exhibits.



          (xxxx)    Letter of R. Scott Hall, CPA





                         SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



DATED: June 21, 1999



             ISO BLOCK PRODUCTS USA, INC.



     /s/ Egin Bresnig
 BY...................................
         Egin Bresnig, Chairman, CEO





EXHIBITS



R. Scott Hall, CPA
____________________________________________________________
                                      407 Lorin Lane
                               Castle Rock, Colorado 80104
                                Telephone # (303) 688-1622



United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:       ISO Block Products USA, Inc.
          SEC File No. 33-30476-D


Ladies and Gentlemen:

The undersigned R. Scott Hall, CPA, previously acted as independent accountants to audit the financial statements of ISO Block Products USA, Inc. (the "Company"). We are no longer acting as independent accountants to the Company.


This letter will confirm that we have reviewed Item 4. of the Company's Form 8-K dated June 21, 1999, captioned "CHANGES IN
REGISTRANT'S CERTIFYING ACCOUNTANT" and that we agree with the statements made therein.


We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.


Dated this 21th day of June, 1999.



Sincerely,



/s/ R. Scott Hall, CPA
__________________________________
    R. Scott Hall, CPA